Exhibit 3.1

NOTICE OF ARTICLES

A	NAME OF COMPANY
Set out the name of the company as set out in Item B of the Amalgamation Application.

Lynden Energy Corp.
B	TRANSLATION OF COMPANY NAME
Set out every translation of the company name that the company intends to use outside of Canada.

N/A
C	DIRECTOR NAME(S) AND ADDRESS(ES)
Set out the full name, delivery address and mailing address (if different) of every director of the company. The director may select to provide either (a) the delivery address and, if different, the mailing address for the office at which the individual can usually be served with records between 9 a.m. and 4 p.m. on business days or (b) the delivery address and, if different, the mailing address of the individual’s residence. The delivery address must not be a post office box. Attach an additional sheet if more space is required.

	LAST NAME	FIRST NAME		MIDDLE NAME

	Lodzinski	Frank		A.
	DELIVERY ADDRESS		PROVINCE/STATE	COUNTRY	POSTAL CODE/ZIP CODE

	1400 Woodloch Forest Dr., Suite 300, The Woodlands		TX	United States	77380
	MAILING ADDRESS		PROVINCE/STATE	COUNTRY	POSTAL CODE/ZIP CODE

	1400 Woodloch Forest Dr., Suite 300, The Woodlands		TX	United States	77380
	LAST NAME	FIRST NAME		MIDDLE NAME

	DELIVERY ADDRESS		PROVINCE/STATE	COUNTRY	POSTAL CODE/ZIP CODE

	MAILING ADDRESS		PROVINCE/STATE	COUNTRY	POSTAL CODE/ZIP CODE

	LAST NAME	FIRST NAME		MIDDLE NAME

	DELIVERY ADDRESS		PROVINCE/STATE	COUNTRY	POSTAL CODE/ZIP CODE

	MAILING ADDRESS		PROVINCE/STATE	COUNTRY	POSTAL CODE/ZIP CODE

	LAST NAME	FIRST NAME		MIDDLE NAME

	DELIVERY ADDRESS		PROVINCE/STATE	COUNTRY	POSTAL CODE/ZIP CODE

	MAILING ADDRESS		PROVINCE/STATE	COUNTRY	POSTAL CODE/ZIP CODE

Form 13/WEB Rev. 2014 / 03 / 17	NOA Page 1

D	REGISTERED OFFICE ADDRESSES
	DELIVERY ADDRESS OF THE COMPANY’S REGISTERED OFFICE	PROVINCE	POSTAL CODE
	Suite 2300, Bentall 5, 555 Burrard Street, Vancouver	BC	V6C 2B5
	MAILING ADDRESS OF THE COMPANY’S REGISTERED OFFICE	PROVINCE	POSTAL CODE
	Suite 2300, Bentall 5, 555 Burrard Street, Vancouver	BC	V6C 2B5
E	RECORDS OFFICE ADDRESSES
	DELIVERY ADDRESS OF THE COMPANY’S REGISTERED OFFICE	PROVINCE	POSTAL CODE
	Suite 2300, Bentall 5, 555 Burrard Street, Vancouver	BC	V6C 2B5
	MAILING ADDRESS OF THE COMPANY’S REGISTERED OFFICE	PROVINCE	POSTAL CODE
	Suite 2300, Bentall 5, 555 Burrard Street, Vancouver	BC	V6C 2B5
F	AUTHORIZED SHARE STRUCTURE

	Maximum number of shares of this class or series of shares that the company is authorized to issue, or indicate there is no maximum number.		Kind of shares of this class or series of shares.			Are there special rights or restrictions attached to the shares of this class or series of shares?
Identifying name of class or series of shares	THERE IS NO MAXIMUM (✓)	MAXIMUM NUMBER OF SHARES AUTHORIZED	WITHOUT PAR VALUE (✓)	WITH A PAR VALUE OF ($)	Type of Currency	YES (✓)	NO (✓)
Common	✓		✓				✓

Form 13/WEB Rev. 2014 / 03 / 17	NOA Page 2